INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 3,378,592	$ 1,647,484	$ 1,562,382
Effect on tax incentive / holiday	(1,377,961)	(993,090)	(653,029)
Non-deductable / (taxable) expense	128,756	37,162	16,695
Income tax expenses	$ 2,129,387	$ 691,556	$ 926,048